                     SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                          JUNE 12, 2001 (JUNE 6, 2001)


                        AEGIS COMMUNICATIONS GROUP, INC.
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   DELAWARE                         0-14315                      75-2050538
   --------                         -------                      ----------
(STATE OR OTHER                   (COMMISSION                  (IRS EMPLOYER
JURISDICTION OF                   FILE NUMBER)               IDENTIFICATION NO.)
 INCORPORATION)


            7880 BENT BRANCH DRIVE, SUITE 150, IRVING, TEXAS  75063
            -------------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (972) 830-1800


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ITEM 5.    OTHER EVENTS.

    On June 6, 2001, the Registrant announced that Hugh E. Sawyer, President and Chief Executive Officer, was resigning from the Registrant effective June 15, 2001, to join Allied Holdings, Inc. in Atlanta, Georgia as President and Chief Executive Officer. The Registrant reported that John R. Birk, Chairman of the Board of Directors of the Registrant, would assume the role of interim President and Chief Executive Officer. Mr. Sawyer will continue to serve on the Registrant's Board of Directors.

    The Registrant also announced that the acquisition group made up of its principal stockholders, which on March 2, 2001 had announced an offer to purchase the Registrant's outstanding public shares, had informed the Registrant that the acquisition group had decided not to proceed with such purchase at this time. The acquisition group stated that it had decided that any further consideration of its offer would not be appropriate while management and the Board of Directors focus internally on assuring a smooth management transition.

    The Registrant issued a press release announcing these events on June 6, 2001, a copy of which is attached as Exhibit 99.1.

    The Registrant received a letter from Questor Management Company dated June 11, 2001 confirming its decision not to proceed with the purchase at this time. A copy of Questor's letter is attached as Exhibit 99.2.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  EXHIBITS

    99.1 Press release dated June 6, 2001 regarding resignation of Hugh E. Sawyer as President and Chief Executive Office, and Questor's decision not to proceed with its purchase offer
    99.2  Letter from Questor Management Company dated June 11, 2001




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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    Dated:  June 12, 2001              AEGIS COMMUNICATIONS
                                       GROUP, INC.


                                       By:  /s/ Michael J. Graham
                                           -----------------------------------
                                                Michael J. Graham
                                                EXECUTIVE VICE PRESIDENT
                                                AND CHIEF FINANCIAL OFFICER









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                                INDEX TO EXHIBITS

Exhibit
Number                             Description
------                             -----------
99.1      Press release dated June 6, 2001 regarding resignation of Hugh E.
          Sawyer as President and Chief Executive Office, and Questor's
          decision not to proceed with its purchase offer
99.2      Letter from Questor Management Company dated June 11, 2001